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                                                                    Exhibit 99-2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-22059) of Xerox Corporation of our Report of Independent Registered Public Accounting Firm dated June 18, 2004, relating to the financial statements of the Xerox Corporation Savings Plan which appears in this Form 11-K.



                                          /s/ PricewaterhouseCoopers LLP
                                              PricewaterhouseCoopers LLP

Stamford, Connecticut
June 18, 2004